Trust for Advised Portfolios
July 17, 2023
Supplement to the Miller Income Fund
Statement of Additional Information
dated January 31, 2023

This supplement serves as notification that effective immediately, the disclosure under the subsection titled “Portfolio Manager Compensation” in the Miller Income Fund’s Statement of Additional Information is deleted in its entirety and replaced with the following:

“Bill Miller IV serves as portfolio manager for the Adviser and is eligible to receive from the Adviser employee benefits, including, but not limited to, health care and other insurance benefits, and participation in a 401(k) program.
As of September 30, 2022, Bill Miller IV owned shares of the Fund with a value in excess of $1,000,000.”

Please retain this supplement with your Statement of Additional Information for future reference.